                                                                 EXHIBIT 10.17.1
                                                                 ---------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                                                 CONFIDENTIAL


                           AMENDMENT TO THE REVISED
                      AND RESTATED FIBER OPTIC FACILITIES
                            AND SERVICES AGREEMENT


          This Amendment entered into as of July 15, 1997, by and between SOUTHERN DEVELOPMENT AND INVESTMENT GROUP, INC. ("Southern Development"), a Georgia corporation, on behalf of itself and its agent for ALABAMA POWER COMPANY, GEORGIA POWER COMPANY, GULF POWER COMPANY, MISSISSIPPI POWER COMPANY, SAVANNAH ELECTRIC AND POWER COMPANY, SOUTHERN ELECTRIC GENERATING COMPANY AND SOUTHERN COMPANY SERVICES, INC. (collectively referred TO AS "SES"), ITC TRANSMISSION SYSTEMS, INC., as managing partner for Interstate FiberNet, a Georgia general partnership ("IFN") and Gulf States Transmission Systems, Inc. ("GSTS"), a South Carolina corporation, hereby amend the Revised and Restated Fiber Optic Facilities and Services Agreement entered into by SES and MPX Systems, Inc. as of June 9, 1995 (the "Agreement").

                                   PREMISES

     SES, IFN and GSTS (IFN and GSTS are successors in interest to MPX Systems, Inc.) are parties to the Agreement for the installation and use of fiber optic cable on route segments identified in Exhibits A through H of the Agreement.

     The parties desire to add additional Route Segments from Augusta, Georgia to Athens, Georgia, from Rome, Georgia to Atlanta, Georgia, from Dothan,
Alabama to Panama City, Florida, from Union City, Georgia to Live Oak, Florida and from Bainbridge, Georgia to Hopkins, Florida and the parties desire to have such segments governed by the terms and conditions of the Agreement, as amended.

     The parties desire to ratify the reclassification of the Shared Fibers and the WDM Capacity each party granted the other over certain SES and MPX Fibers along the Winder, Georgia to Athens, Georgia and Winder, Georgia to 55 PARK Place Route Segments.

     The parties desire to update certain Exhibits to reflect the current status of certain Route Segments.

     Accordingly, for value received, the parties agree as follows:

                             TERMS AND CONDITIONS

1.   ADDITIONAL ROUTE SEGMENTS.
     -------------------------

     1.1.Athens - Augusta. SES has installed SES Route Segments from Athens,
     --------------------
     Georgia to Union Point, Georgia and from Union Point, Georgia to Augusta, Georgia as set forth in Exhibits E-5 and E-6 attached hereto and which are hereby incorporated into the Agreement.

                                                                 CONFIDENTIAL

     1.2. North Park - Hill Street. IFN has installed a New Route Segment from
          -----------------------
          the North Park substation in Atlanta, Georgia to the Hill Street substation in Atlanta, Georgia as set forth in Exhibit H-(1)15 attached hereto and which is hereby incorporated into the Agreement.

     1.3. North Park - Rome. SES has installed an SES Route Segment from North
          -----------------
          Park substation in Atlanta, Georgia to Rome, Georgia as set forth in Exhibit E-7 attached hereto and which is hereby incorporated into the Agreement.

     1.4. Dothan - Panama City. IFN has installed an MPX Route Segment from
          --------------------
          Dothan, Alabama to Panama City, Florida as set forth in Exhibit F-4 attached hereto and which is hereby incorporated into the Agreement.

     1.5. Union City - Live Oak. IFN has installed an MPX Route Segment from
          ---------------------
          Union City, Georgia, to Live Oak, Florida as set forth in Exhibit F-5 attached hereto and which is hereby incorporated into the Agreement.

     1.6. Columbus - Albany. IFN has installed an MPX Route Segment from Albany,
          -----------------
          Georgia to Live Oak, Florida as set forth in Exhibit F-6 attached hereto and which is hereby incorporated into the Agreement.

     1.7. Bainbridge - Hopkins. IFN will install a New Route Segment from
          --------------------
          Bainbridge, Georgia, to Hopkins, Florida as set forth in Exhibit H(1)-16 attached hereto and which is hereby incorporated into this Agreement.

2.   WDM Capacity on Existing Route Segments.
     ---------------------------------------

     2.1. Athens - Winder. The parties hereby ratify that on January 1, 1997,
          ---------------
          SES reclassified four (4) of the SES fibers on the SES Route Segment from Winder, Georgia to Athens, Georgia and granted SCANA Communications, Inc. IFN's and GSTS's predecessor in interest) one
          (1) WDM Window on each of the four (4) fibers. As a consequence, Exhibit E-4 of the Agreement is hereby superseded by Exhibit E-4(2) attached hereto and Exhibit E-4(2) is hereby incorporated into the Agreement.

     2.2. Winder - 55 Park Place. The parties ratify that on January 1, 1997,
          ----------------------
          SCANA Communications, Inc. reclassified four (4) of the MPX Fibers on the MPX Route Segment from Winder, Georgia to 55 Park Place, Atlanta, Georgia and granted SES one (1) WDM Window on each of the four (4) fibers. As a consequence, Exhibit H-1 of the Agreement is hereby superseded by Exhibit H-1(2) attached hereto and Exhibit H-1(2) is hereby incorporated into the Agreement.

3.   Increased Capacity. IFN hereby grants SES increased SES Capacity on the
     ------------------
     Existing Route Segments from Atlanta, Georgia to Columbus, Georgia described in Exhibits D-1, D-2 and D-8 of the Agreement from three (3) DS-3's to six (6) DS-3's. Exhibits D-1, D-2 and D-8 are hereby superseded by Exhibits D-1(2), D-2(2) and D-8(2) attached hereto and Exhibits

                                                                 CONFIDENTIAL


     hereby superseded by Exhibits D- 1(2), D-2(2) and D-8(2) attached hereto and Exhibits D-1(2), D-2(2) and D-8(2) are hereby incorporated into the Agreement.

4.   NEW ROUTE SEGMENTS. The parties hereby acknowledge that the New Route
     ------------------
     Segments as set forth in Exhibits H-2 through H-11 are more correctly reflected in Exhibits H(1) - 2 through H(1)-14 attached hereto. As a consequence, Exhibits H-2 through H-11 are hereby superseded by Exhibits H(l)-2 through H(1)-14 and Exhibits H(l)-2 through H(l) -14 are hereby incorporated into the Agreement.

5.   WAIVER OF FIRST OFFER AND FIRST REFUSAL RIGHTS. SES hereby waives its right
     ----------------------------------------------
     of first offer and its right of first refusal pursuant to Sections 32.2(a) and (b) of the Agreement as such rights relate to the Route Segments set forth in Exhibits F-4, F-5 and F-6 only.

6.   CAPITALIZED TERMS. Capitalized terms used, but not defined in this
     -----------------
     Amendment shall have the same meanings as prescribed to them in the Agreement.

7.   FORCE AND EFFECT. Except as modified herein, all terms and conditions of
     ----------------
     the Agreement shall remain in full force and effect.


            SIGNED AND DELIVERED.

                                   SOUTHERN DEVELOPMENT
                                   INVESTMENT GROUP, INC.

                                   By: /s/ Thomas R. Kellogg
                                       ------------------------
                                   Name: Thomas R. Kellogg
                                         ----------------------
                                   Its:  VP & GM
`                                        ----------------------

                                     ITC TRANSMISSIONS SYSTEMS, INC.,
                                     as Managing Partner of Interstate FiberNet, a Georgia general partnership

                                     By: /s/ DOUGLAS A. SHUMATE
                                         ----------------------
                                         DOUGLAS A. SHUMATE
                                         ITS CHIEF FINANCIAL OFFICER


                                     GULF STATES TRANSMISSION
                                     SYSTEMS, INC.

                                     By: /s/ DOUGLAS A. SHUMATE
                                         ----------------------
                                         DOUGLAS A. SHIMATE
                                         ITS CHIEF FINANCIAL OFFICER

                                   Exhibit E
                              Ses Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Union Point      Complete                                 [__]      [_]     [_]      [__]
------------------------------------------------------------------------------------------------
Augusta

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------

Athens                                                                     $0        $0      $0
?                              -----------------------------------------------------------------
                                                                           $0        $0      $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0      $0
------------------------------------------------------------------------------------------------

*  [____________________________________________________________________________
   __________________]
** [__________________________]

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================

================================================================================
Cost Allocation
                   OPGW Cable    U/G Cable    Buildings    Power       7    WDM
MPX                    N/A          N/A          $0      See Bldgs.   $0
SES
================================================================================

SES Capacity
[__________________________]

                                  Exhibit E-6

                                   Exhibit E
                              Ses Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Athens-          Complete                                 [__]      [_]     [_]      [__]
------------------------------------------------------------------------------------------------
Union Point

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Athens                                                                     $0        $0      $0
?                              -----------------------------------------------------------------
                                                                           $0        $0      $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0      $0
------------------------------------------------------------------------------------------------

*  [____________________________________________________________________________
   __________________]
** [__________________________]

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable    U/G Cable    Buildings    Power       7    WDM
MPX                    N/A          N/A          $0      See Bldgs.   $0
SES
================================================================================

[____________]
[__________________________]


                                  Exhibit E-5

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers
------------------------------------------------------------------------------------------------
North Park       Complete     12                          [__]     [__]     [_]      [__]
------------------------------------------------------------------------------------------------
Hill Street

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
?                                                                          $0        $0      $0
?                              -----------------------------------------------------------------
                                                                           $0        $0      $0
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0      $0
------------------------------------------------------------------------------------------------



Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable    U/G Cable    Buildings    Power       7    WDM
MPX                    N/A          N/A          $0      See Bldgs.   $0
SES
================================================================================

                                Exhibit H(1)-15

                                   Exhibit E
                              Ses Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers
------------------------------------------------------------------------------------------------
North Park       Complete        70                       [__]      [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Rome

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Rome                                                                       $0        $0      $0
                               -----------------------------------------------------------------
                                                                           $0        $0      $0
                               -----------------------------------------------------------------
                                                                $0
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0      $0
------------------------------------------------------------------------------------------------

*  [__________________].

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable    U/G Cable    Buildings    Power       7    WDM
MPX                    N/A          N/A          $0      See Bldgs.   $0
SES
================================================================================

SES Capacity

                                  Exhibit E-7

                                   Exhibit F
                              MPX Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers
------------------------------------------------------------------------------------------------
Dothan           Complete        90                [_]     [_]       [_]      [_]      [_]
------------------------------------------------------------------------------------------------
Panama City

-----------------------------
New Const. Cost   [_________]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site Name         Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
                 Complete                                                                    $0
                               -----------------------------------------------------------------
                 Complete
                               -----------------------------------------------------------------
                 Complete
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0      $0
------------------------------------------------------------------------------------------------

* [______________________________________________________________________
____________________________]


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable   U/G Cable  Buildings    Power    Electronics
                       N/A         MPX        MPX     See Bldgs.     MPX
================================================================================

================================================================================
Const./Installation
                   OPGW Cable  U/G Cable  Buildings    Power    Electronics
                       N/A        MPX        MPX     See Bldgs.     MPX
================================================================================

================================================================================
Acquisition
                   OPGW Cable  U/G Cable  Buildings    Power    Electronics
                       N/A        MPX        MPX     See Bldgs.     MPX
================================================================================

================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================

================================================================================
Cost Allocation
                   OPGW Cable  U/G Cable  Buildings    Power    Electronics  WDM
MPX                   [_]      [________]    [_]     [________]     [_]      [_]
SES
================================================================================

SES Capacity
[_________________________]

                                  Exhibit F-4

                                   Exhibit F
                              MPX Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers
------------------------------------------------------------------------------------------------
Union City       Complete       287                        [_]       [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Live Oak

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX        SES                     COST
Site Name          Schedule   Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Macon                          [______]                                                     ERR
                               -----------------------------------------------------------------
Valdosta                       [______]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0    $0
------------------------------------------------------------------------------------------------

* Southern will have one WDM wavelength on Dense Wave Division Multiplex equipment installed by MPX accessible at locations where MPX places ADM nodes


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable   U/G Cable  Buildings    Power    Electronics
                       N/A         MPX        MPX     See Bldgs.     MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable  U/G Cable  Buildings    Power    Electronics
                       N/A        MPX        MPX     See Bldgs.     MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable  U/G Cable  Buildings    Power    Electronics
                       N/A        MPX        MPX     See Bldgs.     MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable  U/G Cable  Buildings    Power    Electronics  WDM
MPX                   [_]                    [_]      [________]    [_]      [_]
SES
================================================================================

                                  Exhibit F-5

                                   Exhibit F
                              MPX Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers*
------------------------------------------------------------------------------------------------
Columbus         Complete      100                 ?       [_]       [_]     [_]
------------------------------------------------------------------------------------------------
Albany

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site Name         Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Columbus          Complete     DWDM ADM                                                      $0
                               -----------------------------------------------------------------
Albany            Complete     DWDM ADM
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0
------------------------------------------------------------------------------------------------

*Southern will have one WDM wavelength on Dense Wave Division Multiplex equipment installed by MPX accessible at locations where MPX places ADM nodes.

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.    MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Cost Allocation
                OPGW Cable   U/G Cable   Buildings    Power    Electronics  WDM
MPX                 N/A                     $0      See Bldgs.      $0      TBD
SES
================================================================================

                                  Exhibit F-6

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers
------------------------------------------------------------------------------------------------
Bainbridge      Complete       20               [___]   [___]     [___]   [___]     [___]
------------------------------------------------------------------------------------------------
Hopkins

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                        COST
Site Name         Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------

?                                                                                            $0
?                              -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0      $0
------------------------------------------------------------------------------------------------

*Southern will have one WDM wavelength on Dense Wave Division Multiplex equipment installed by MPX accessible at locations where MPX places ADM nodes

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          MPX          MPX     See Bldgs.     MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable    U/G Cable    Buildings    Power       7    WDM
MPX                    N/A                       $0      See Bldgs.   $0    TBD
SES
================================================================================

                                  Exhibit H(1)-16

                                   Exhibit E
                              Ses Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers
------------------------------------------------------------------------------------------------
Athens-          Complete       25                        [_]       [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Winder

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

-----------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                            COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.      Install.    O'heads    Total
-----------------------------------------------------------------------------------------------------

Winder               3/95      [_______]                      [_____]      [____]   [____]   [______]
                               ----------------------------------------------------------------------
Athens               3/95      [_______]                      [_____]      [____]   [____]   [______]
                               ----------------------------------------------------------------------

                               ----------------------------------------------------------------------

                               ----------------------------------------------------------------------

                               ----------------------------------------------------------------------

                               ----------------------------------------------------------------------

                               ----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total                                                  [_]    [______]    [_____]   [____]   [______]
-----------------------------------------------------------------------------------------------------
* [_________________________________________________________________________
  ____________________]



Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable    U/G Cable    Buildings    Power       7    WDM
MPX                  [_]           [_]          [_]     [________]  [______]
SES
================================================================================

SES Capacity
[_______________________________________________]

                                  Exhibit E-4(2)

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers    Fibers
------------------------------------------------------------------------------------------------
Winder-          12/95         49                [__]              [_]     [_]       [__]
55 Park Place
------------------------------------------------------------------------------------------------
New Const. Cost    $2,268,896
------------------------------------------------------------------------------------------------
Restriction Buy Out
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Winder             12/95      [_________]                   [_______][______]  [_____]  [_______]
                               -----------------------------------------------------------------
Klondike           12/95      [_________]          [_______][_______][______]  [_____]  [_______]
                               -----------------------------------------------------------------
55 ParkPlace       ERR        [_________]                   [_______][______]  [_____]  [_______]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------
                                                   [_______][_______][______]  [______] [_______]
------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------


Responsibility Allocation


======================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
======================================================================================
======================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
======================================================================================
======================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          MPX        MPX         MPX
======================================================================================
======================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
======================================================================================
======================================================================================
Cost Allocation
                      Cable    Construction   Buildings    Power    Electronics    WDM
MPX                [_________]   [_______]    [_______]  [________]   [_______]
SES
======================================================================================

SES Capacity

[________________________________________________]

                                Exhibit H-1(2)

                                   Exhibit D
                            Existing Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers    Fibers
------------------------------------------------------------------------------------------------
Morrow-          Complete      35                        [__]      [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Plant Yates

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site Name         Schedule    Equipment   Equip.*   Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Old National     Complete      [_______] [_______]          [______] [______]  [_____]  [______]
                               -----------------------------------------------------------------
Plant Yates      Complete      [_______] [_______]          [______] [_____]  [______]  [______]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                               [__]    [______] [_____]  [_____]   [______]
------------------------------------------------------------------------------------------------

* [____________________________________________________________________]

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES       SES/MPX     SES/MPX       SES
Cost                   MPX          MPX         MPX         MPX         MPX
================================================================================

================================================================================
Cost Allocation
                   OPGW Cable  U/G Cable  Buildings  Power  Electronics WDM
MPX                   [___]      [___]      [___]    [___]   [______]  [___]
SES
================================================================================

SES Capacity

[_______________________________________________________________________
_________________________]

[______________________________________________________________________
_________________________]

                                Exhibit D-1(2)

                                   Exhibit D
                           Existing Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route  Schde. Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers    Fibers
------------------------------------------------------------------------------------------------
Plant Yates-     Complete      100                       [__]      [_]     [_]       [__]
------------------------------------------------------------------------------------------------
Columbus

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site Name         Schedule    Equipment   Equip.*   Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Newnan           Complete     [_______] [_______]           [_____]  [____]     [____]  [_____]
                              -----------------------------------------------------------------
Lagrange         Complete     [_______] [_______]           [_____]  [____]     [____]  [_____]
                              -----------------------------------------------------------------
West Point       Complete     [_______] [_______]           [_____]  [____]     [____]  [_____]
                              -----------------------------------------------------------------
Goat Rock        Complete     [_______] [_______]           [_____]  [____]     [____]  [_____]
                              -----------------------------------------------------------------

                              -----------------------------------------------------------------

                              -----------------------------------------------------------------

                              -----------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Total                                                [__]   [______] [_____]    [____] [______]
------------------------------------------------------------------------------------------------

* [_____________________________________________________________________]

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================

================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance           SES           SES        SES/MPX    SES/MPX       SES
Cost                  MPX           MPX          MPX        MPX         MPX
================================================================================

================================================================================
Cost Allocation
                   OPGW Cable  U/G Cable  Buildings  Power  Electronics   WDM
MPX                  [___]       [___]      [___]    [___]   [_______]
SES
================================================================================

SES Capacity

[_______________________________________________________________________________
_____________]

                                  Exhibit D-2(2)

                                   Exhibit D
                            Existing Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers    Fibers
------------------------------------------------------------------------------------------------
55 Park Place     Complete     15                         [__]     [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Morrow (A)

-----------------------------
New Const. Cost
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                          COST
Site  Name        Schedule    Equipment   Equip.*    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
55 Park Place     Complete     [_______] [______]            [_____]  [____]     [____]  [_____]
                               -----------------------------------------------------------------
Morrow                                                       [_____]  [____]     [____]  [_____]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------
                                                     [__]    [_____]  [____]    [____]   [_____]
------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------

[____________________]

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         SES
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       N/A          N/A          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance           SES           SES        SES/MPX    SES/MPX       SES
Cost                  MPX           MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                 OPGW Cable   U/G Cable   Buildings   Power   Electronics   WDM
MPX               [___]        [___]       [___]      [___]    [_______]
SES
================================================================================

SES Capacity

[_______________________________________________________________________
________________________]

[_______________________________________________________________________________
_____________]

                                  Exhibit D-8(2)

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schde.  Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Winder-            9/96        30               [__]     [_]       [_]     [_]       [__]
------------------------------------------------------------------------------------------------
Gainesville
Wachovia

-----------------------------
New Const. Cost  [__________]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                         COST
Site Name         Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Gainesville         9/96      [_________]           [________][_______][______]  [______][_______]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                               [_______][_______][______]   [_____][_______]
------------------------------------------------------------------------------------------------

Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                 OPGW Cable  Construction   Buildings   Power  Electronics  WDM
MPX              [_______]   [_______]    [_______]    [________] [_______]
SES
================================================================================

SES Capacity
[_______________________________________________]


                                Exhibit H(1)-2

                                   Exhibit H
                               New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Gainesville            9/96    0.25             [__]      [_]       [_]     [_]      [__]
------------------------------------------------------------------------------------------------
Wachovia -
------------------------------------------------------------------------------------------------
Gainesville GPC
------------------------------------------------------------------------------------------------
District Office

-----------------------------
New Const. Cost     [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site Name         Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Gainesville GPC
                               -----------------------------------------------------------------
Disrict Office
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES         SES          MPX         MPX         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES         SES          MPX         MPX         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX         MPX          MPX         MPX         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES         SES          SES         SES         SES
Cost                   MPX         MPX          MPX         MPX         MPX
================================================================================
================================================================================
Cost Allocation
                  OPGW Cable   Construction  Buildings    Power  Electronics WDM
MPX                 $7,326       $4,250         $0      See Bldgs.   $0
SES
================================================================================

SES Capacity
[_______________________________________________]

                                  Exhibit H(1)-3

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Plant Gaston       5/95        42                         [__]      [_]    [_]        [__]
------------------------------------------------------------------------------------------------
Birmingham

-----------------------------
New Const. Cost  [_________]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site Name         Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Birmingham          5/95      [________]            [_______][_______][______]  [______][_______]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                               [_______][_______][______]  [______][_______]
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                      SES           SES          MPX        MPX         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                      SES           SES          MPX        MPX         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance           SES           SES          SES        SES         SES
Cost                  MPX           MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
               OPGW Cable   Construction  Buildings    Power   Electronics WDM
MPX            [_________]   [_______]    [_______]  [_________] [_______]
SES
================================================================================

SES Capacity
[_______________________________________________________________________
________________________]

                                  Exhibit H(1)-4

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Birmingham-        11/94       205                [_]      [_]      [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Meridian
-----------------------------
New Const. Cost   [_________]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                      COST
Site  Name        Schedule    Equipment   Equip.       Bldgs.   Equip.  Install.  O'heads   Total
----------------------------------------------------------------------------------------------------
Birmingham         2/95        [_______]                                  [_]     [_]       [_]
                               ---------------------------------------------------------------------
Gorgas             2/95        [_______]             [______]   [______]  [_____] [_____]   [______]
                               ---------------------------------------------------------------------
Tuscaloosa         2/95        [_______]             [______]   [______]  [_____] [_____]   [______]
                               ---------------------------------------------------------------------
Eutaw              2/95        [_______]             [______]   [______]  [_____] [_____]   [______]
                               ---------------------------------------------------------------------
Plant Green Co.    2/95        [_______]  [_______]  [______]   [______]  [_____] [_____]   [______]
                               ---------------------------------------------------------------------
York               2/95        [_______]  [_______]  [______]   [______]  [_____] [_____]   [______]
                               ---------------------------------------------------------------------
Meridian           2/95        [_______]  [_______]  [______]   [______]  [_____] [_____]   [______]
                               ---------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Total                                                [______] [________] [______] [_____] [________]
----------------------------------------------------------------------------------------------------



Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                 OPGW Cable  Construction  Buildings   Power    Electronics WDM
MPX              [________]  [________]    [______]  [________] [________]
SES
================================================================================

SES Capacity
[_______________________________________________]

                                  Exhibit H(1)-5

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Plant Yates-        6/96        18               [_]        [_]     [_]      [_]      [_]
------------------------------------------------------------------------------------------------
Carrollton MW

-----------------------------
New Const. Cost  [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Carrollton MW
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                  $0       $0        $0       $0      $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================

================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================

================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          MPX        MPX         MPX
================================================================================

================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================

================================================================================
Cost Allocation
             OPGW Cable   Construction  Buildings    Power   Electronics  WDM
MPX           [______]      [______]       [_]     [________]    [_]
SES
================================================================================

SES Capacity

                                  Exhibit H(1)-6

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Davis              12/94         4                [_]       [_]     [_]     [_]       [_]
------------------------------------------------------------------------------------------------
West End

-----------------------------
New Const. Cost    [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                  $0       $0        $0       $0      $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES
Cost                   MPX          MPX
================================================================================
================================================================================
Cost Allocation
             OPGW Cable   Construction  Buildings    Power    Electronics   WDM
MPX          [______]      [_____]         [_]    [________]       [_]
SES
================================================================================

SES Capacity

                                  Exhibit H(1)-7

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
West End           12/94        5                 [_]      [_]       [_]     [_]       [_]
------------------------------------------------------------------------------------------------
Mooreland

-----------------------------
New Const. Cost      [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0     $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                   OPGW Cable  Construction  Buildings  Power  Electronics WDM
MPX                 [______]      [_____]        [_]     [________]   [_]
SES
================================================================================

SES Capacity

                                Exhibit H(1)-8

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Tuscaloosa         12/94       15                 [_]      [_]       [_]     [_]      [_]
------------------------------------------------------------------------------------------------
Loop

-----------------------------
New Const. Cost    [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Holt                 6/95      [_______]            [______]
                               -----------------------------------------------------------------
S. Tuscaloosa        6/95      [_______]            [______]
                               -----------------------------------------------------------------
4th St. Comm. Bldg.  6/95      [_______]            [______]
                               -----------------------------------------------------------------
West Div. Office     6/95      [_______]            [______]
                               -----------------------------------------------------------------
UA Campus            6/95      [_______]            [______]
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                               [______]   [_]     [_]        [_]      [_]
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          SES        SES         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          SES        SES         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          SES        SES         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                OPGW Cable   Construction Buildings    Power    Electronics WDM
MPX              [______]     [______]     [______]  [________]    [_]
SES
================================================================================

SES Capacity
[______________________________________________]

                                  Exhibit H(1)-9

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
1st Ave. Col.      12/94        1                  [_]     [_]       [_]     [_]       [_]
------------------------------------------------------------------------------------------------
IFN POP Col.

-----------------------------
New Const. Cost       [_____]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0     $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance           SES           SES
Cost                  MPX           MPX
================================================================================
================================================================================
Cost Allocation
                 OPGW Cable  Construction  Buildings    Power    Electronics WDC
MPX               [_____]     [_____]         [_]     [________]    [_]
SES
================================================================================

SES Capacity

                                Exhibit H(1)-10

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
APC G. O.          12/94         3                [_]      [_]      [_]      [_]       [_]
------------------------------------------------------------------------------------------------
Powell Ave.

-----------------------------
New Const. Cost      [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site  Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                   $0      $0          $0        $0     $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Perfomance             SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                OPGW Cable  Construction Buildings    Power      Electronics WDC
MPX              [_____]     [_____]        [_]      [________]   [_]
SES
================================================================================

SES Capacity

                                  Exhibit H(1)-11

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Opelika-
Auburn Univ.        9/95       18.75              [_]      [_]       [_]     [_]      [_]
------------------------------------------------------------------------------------------------

-----------------------------
New Const. Cost      [______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site. Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Auburn Univ.
                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                  $0       $0        $0       $0       $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                OPGW Cable   Construction Buildings   Power      Electronics WDC
MPX              [______]    [______]        [_]     [________]  [_]
SES
================================================================================

SES Capacity

                                  Exhibit H(1)-12

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Auburn Univ. -
Auburn APC          9/95         3               [__]     [_]       [_]     [_]      [__]
------------------------------------------------------------------------------------------------
Business Office

-----------------------------
New Const. Cost      [_______]
-----------------------------
Restriction Buy Out
-----------------------------

------------------------------------------------------------------------------------------------
                Illumination     MPX       SES                   COST
Site. Name        Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
------------------------------------------------------------------------------------------------
Auburn APC
Business Office                -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

                               -----------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total                                                  $0       $0        $0       $0       $0
------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          N/A        N/A         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          N/A        N/A         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                OPGW Cable  Construction Buildings    Power      Electronics WDC
MPX              [______]    [______]       [_]      [________]  [_]
SES
================================================================================

SES Capacity

                                  Exhibit H(1)-13

                                   Exhibit H
                              New Route Segments

***INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

------------------------------------------------------------------------------------------------
                Route Schd.   Route  3rd Party    New   Existing    SES   Shared     MPX
ROUTE           Complt. Date  Miles   Fibers    Fibers   Fibers   Fibers  Fibers*   Fibers**
------------------------------------------------------------------------------------------------
Davis               5/95       150               [__]     [_]       [_]     [_]      [__]
------------------------------------------------------------------------------------------------
Plant Gaston

-----------------------------
New Const. Cost    [_________]
-----------------------------
Restriction Buy Out
-----------------------------

----------------------------------------------------------------------------------------------------------
                      Illumination     MPX       SES                   COST
Site. Name              Schedule    Equipment   Equip.    Bldgs.   Equip.  Install.   O'heads   Total
----------------------------------------------------------------------------------------------------------
Atlanta                   5/95      [________]          [_______]  [_______]  [______]  [______]  [______]
                                    ----------------------------------------------------------------------
Regen 1                   5/95      [________]          [_______]  [_______]  [______]  [______]  [______]
                                    ----------------------------------------------------------------------
Bremen                    5/95      [________]          [_______]  [_______]  [______]  [______]  [______]
                                    ----------------------------------------------------------------------
Morrisons Crossroad       5/95      [________]          [_______]  [_______]  [______]  [______]  [______]
                                    ----------------------------------------------------------------------
Ashland                   5/95      [________]          [_______]  [_______]  [______]  [______]  [______]
                                    ----------------------------------------------------------------------
Plant Gaston              5/95      [________]          [_______]  [_______]  [______]  [______]  [______]
                                    ----------------------------------------------------------------------

                                    ----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Total                                                   [_______][_________] [_______]  [______][________]
----------------------------------------------------------------------------------------------------------


Responsibility Allocation

================================================================================
Engineering/Design
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================
================================================================================
Const./Installation
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       SES          SES          MPX        MPX         MPX
================================================================================
================================================================================
Acquisition
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
                       MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Maintenance
                   OPGW Cable    U/G Cable    Buildings    Power    Electronics
Performance            SES          SES          SES        SES         SES
Cost                   MPX          MPX          MPX        MPX         MPX
================================================================================
================================================================================
Cost Allocation
                OPGW Cable   Construction Buildings    Power    Electronics WDC
MPX             [_________]  [_________]  [_______]  [________]  [________]
SES
================================================================================

SES Capacity
[______________________________________________________________________]
[______________________]


                                  Exhibit H(1)-14